UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2023
KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54687	27-1627696
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant’s telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS
Distributions Declared
On January 17, 2023, KBS Real Estate Investment Trust III, Inc.’s (the “Company”) board of directors authorized a January 2023 distribution in the amount of $0.03833333 per share on the outstanding shares of the Company’s common stock to stockholders of record as of the close of business on January 20, 2023, which the Company expects to pay in February 2023 and a February 2023 distribution in the amount of $0.03833333 per share on the outstanding shares of the Company’s common stock to stockholders of record as of the close of business on February 20, 2023, which the Company expects to pay in March 2023. The distribution rate has been reduced from prior periods due to the continued impact of the economic slowdown on the Company’s cash flows, which is primarily the result of rising interest rates and tenant lease expirations as further discussed below.
Suspension of Ordinary Redemptions
On January 17, 2023, the Company’s board of directors determined to suspend Ordinary Redemptions (defined below) under the Company’s share redemption program. The suspension is a direct result of the ongoing challenges affecting the commercial real estate industry, especially as it pertains to commercial office buildings. The combination of the continued economic slowdown, rapidly rising interest rates, significant inflation, and a lack of lending activity in the debt markets have contributed to considerable weakness in the commercial real estate capital markets. Additionally, both upcoming and recent tenant lease expirations amidst the aforementioned headwinds coupled with slower than expected return-to-office, most notably in the San Francisco Bay Area where the Company owns several large assets, have had direct and material impacts on the Company’s ability to access certain credit facilities which, in large part, provide liquidity to manage redemption requests.
The Company has concluded that it is critical to preserve capital given the current state of the markets. Doing so will allow the Company to manage the real estate portfolio more effectively in an effort to create the best outcome for stockholders. The Company will continue to evaluate the markets and its overall liquidity profile as it determines when to potentially remove the suspension on Ordinary Redemptions, though the Company can give no assurance in this regard.
Ordinary Redemptions are all redemptions that do not meet the requirements for a Special Redemptions. Special Redemptions are redemptions sought in connection with a stockholder’s death, “Qualifying Disability” or “Determination of Incompetence” (each as defined in the share redemption program and together with redemptions sought in connection with a stockholder’s death, “Special Redemptions). All Ordinary Redemption requests that have been received will be canceled and no Ordinary Redemption requests will be processed on the January 31, 2023 redemption date. Further, no Ordinary Redemptions will be accepted or collected during the suspension of the share redemption program. However, any redemptions sought in connection with and meeting the requirements for a Special Redemptions will still be eligible and will continue to be processed in accordance with the current share redemption program.
In addition, there are several other limitations on the Company’s ability to redeem shares under the share redemption program. The complete share redemption program document is filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on April 14, 2022 and is available at the SEC’s website, www.sec.gov.
IMPORTANT DISCLOSURES
The information contained herein should be read in conjunction with, and is qualified by, the information in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), and in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022 (the “Quarterly Report”), including the “Risk Factors” contained therein.

Forward-Looking Statements
The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.
The Company may fund distributions from any source including, without limitation, from offering proceeds or borrowings. Distributions paid through September 30, 2022, have been funded with cash flow from operating activities, debt financing and proceeds from asset sales. There are no guarantees that the Company will continue to pay distributions or that distributions at the current rate are sustainable. The Company cannot predict future redemption demand with any certainty. Stockholders may have to hold their shares an indefinite period of time. The Company can provide no assurance that it will be able to provide additional liquidity to stockholders.
These statements also depend on other risks identified in Part I, Item 1A of the Company’s Annual Report and in Part II, Item 1A of the Company’s Quarterly Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: January 17, 2023	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary